Filed Pursuant to Rule 497(a)
File No. 333-275154
Filed Pursuant to Section 24(b)
File No. 811-23913
Rule 482 ad

Telegram Announcement

📢 Figure Brings $YLDS to Solana

Figure is bringing $YLDS, our registered yield-bearing stablecoin, to the Solana ecosystem. This will give developers and users access to regulated, real-world yield directly within DeFi. ⚡

Exponent Finance intends to be the first Solana protocol to integrate $YLDS, using it in their yield exchange to unlock on-chain utility from day 1.

Why this matters:

🔹 $YLDS is already powering products on Provenance Blockchain, now expanding to Solana for broader use.
🔹 It acts as a stable, yield-generating base asset that builders can easily integrate into their DeFi protocols.
🔹 As a registered public debt security backed by U.S. Treasuries, $YLDS brings trusted, institutional-grade infrastructure to Solana DeFi.

This marks the first step in a larger collaboration between Figure, Provenance, and Solana, bridging institutional finance with open, composable DeFi. More Solana-native integrations and partnerships are already in motion as we continue expanding real-world yield across chains.

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